CONGRESSIONAL EFFECT FAMILY OF FUNDS

CONGRESSIONAL EFFECT FUND

INSTITUTIONAL SHARES  (Ticker Symbol - CEFIX)
INVESTOR SHARES  (Ticker Symbol - CEFFX)
SERVICE SHARES  (Ticker Symbol - CEFRX)

Supplement to Prospectuses
Dated March 20, 2014

This Supplement to the Prospectus for the Service Shares, and the Prospectus for the Institutional and Investor Shares, each dated April 30, 2013, of the Congressional Effect Fund (the “Fund”), a series of Congressional Effect Family of Funds (the “Trust”), updates the Prospectuses to include revised information as described below.  For further information, please contact the Fund toll-free at 888-553-4233.  You may also obtain additional copies of the Fund’s Prospectuses and the Statement of Additional Information, free of charge, by writing to Congressional Effect Fund c/o Matrix 360 Administration, 4520 Main Street, Suite 1425, Kansas City, Missouri 64111, or by calling the Fund toll-free at the number above.

Both the Board of Trustees of the Trust and a majority of the Fund’s shareholders, acting by written consent, have approved an assignment of the Fund’s investment advisory agreement (the “Advisory Agreement”) with Congressional Effect Management, LLC (“CEM”) to Pulteney Street Capital Management, LLC (“Pulteney”), as well as an assignment of the Fund’s expense limitation agreement (“ELA”) with CEM to Pulteney. The assignment of the Advisory Agreement and the ELA are referred to herein as the “Assignment”.  Consistent with the foregoing, the term “Adviser” in the Prospectuses shall mean Pulteney, as the context requires.

In addition, Sean M. McCooey, a Managing Director of Pulteney, has replaced Eric T. Singer, the President of CEM, as the Fund’s portfolio manager.

Pulteney’s principal office is located at 1345 Avenue of the Americas, 3rd Floor, New York, NY 10105. Prior to founding Pulteney in 2012, Mr. McCooey graduated from Hobart College in 1978 with a BA in Economics. In 1979, he became an independent broker on the floor of the New York Stock Exchange (NYSE) and founded Sean M. McCooey and Co., where his focus was on covering large institutional accounts. In 1988, Mr. McCooey joined the specialist firm of LaBranche and Co. as a managing director. From 1992 through 2006, Mr. McCooey was responsible for 42 company listings on the NYSE. In addition to his responsibilities at LaBranche, Mr. McCooey was a NYSE Floor Official from 1988 to 1994. From 1994-2000 and 2003-2006 he served as a Governor of the NYSE.  He Co-Chaired the New Broker Orientation Committee from 2003 to 2006 and Co-Chaired the Hybrid Rules Committee from 2005 to 2006. Mr. McCooey is also a registered representative of Concept Capital Markets, LLC.

Shareholders should anticipate receiving an Information Statement about the Assignment in the near future.

Investors Should Retain This Supplement for Future Reference